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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): AUGUST 3, 2000

                        CONDOR TECHNOLOGY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

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
         DELAWARE                               0-23635                                  54-1814931
(State or other jurisdiction of               (Commission                              (I.R.S. Employer
incorporation)                                 File Number)                            Identification No.)


170 JENNIFER ROAD, SUITE 325
ANNAPOLIS, MARYLAND                                                                          21401
(Address of principal executive offices)                                                   (Zip Code)
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Registrant's telephone number, including area code:  (410) 266-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 9, 2000, Condor Technology Solutions, Inc. (the "Registrant") filed a Form 8-K disclosing that the Registrant dismissed PricewaterhouseCoopers LLP on August 3, 2000 and changed its independent accountants from PricewaterhouseCoopers LLP to BDO Seidman LLP, effective with the filing of the Registrant's Form 10-Q for the quarter ended June 30, 2000.

         From August 3, 2000 through August 14, 2000 there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for the two most recent fiscal years.

         At the Registrant's request, PricewaterhouseCoopers LLP has furnished the Registrant with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 14, 2000, is filed as Exhibit 16.1 to this Form 8-K/A.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CONDOR TECHNOLOGY SOLUTIONS, INC.

Date: August 14, 2000                By: /s/  W. M. ROBBINS
                                         ------------------------
                                         W. M. Robbins
                                         Vice President and Chief Financial
                                         Officer



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                                  EXHIBIT INDEX

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EXHIBITS

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16.1     Letter regarding change in certifying accountant
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